TRIUMPH BUSINESS CAPITAL
Advance Business Capital LLC

FACTORING AND SECURITY AGREEMENT

AMENDMENT 4

This third Amendment ("Amendment") amends the Factoring Agreement made as of February 21, 2019, by and between Veroni Brands Corp. ("Client") and Advance Business Capital LLC d/b/a Triumph Business Capital (formerly Interstate Capital Corporation ("ICC")) ("Company") as follows, effective as of date accepted below or the date received by Company, whichever is later.

The Schedule A-4 hereby amends any previous terms detailed on the Schedule A.

THIS AMENDMENT AND THE FACTORING AGREEMENT EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the Parties have executed this agreement on the day and year as specified below.

TRIUMPH BUSINESS CAPITAL

George A. Thorson
President

CLIENT: **Veroni Brands Corp.**

By: ______________________

Name: Igor Gabal

Title: President

Acceptance Date: January 27, 2021

TRIUMPH BUSINESS CAPITAL
Advance Business Capital LLC

FACTORING AND SECURITY AGREEMENT

SCHEDULE A-4: PRICING AND TERMS

This amended Schedule A, is an addendum to that Factoring Agreement dated February 21, 2019 by and between Advance Business Capital LLC d/b/a Triumph Business Capital ("Company") and Veroni Brands Corp. ("Client"), shall govern in respect to the following Terms:

Maximum Advance	$3,000,000
Term	• One (1) Year with automatic renewals thereafter • Six (6) Month Term – Purchase Order ("PO") Facility, only.
Advance Rate	•80%, Dollar General Accounts Receivable, only •85%, All other Accounts Receivable •85%, Based on PO Issued to Client debtor and supplier
Repurchase Period	90 days
Finance Rate	PO Facility only: WSJ Prime Rate
Factoring Fees	Flat 0.70% for the 90-day eligibility period (*all* Accounts Receivables, including Dollar General) ** PO Facility: 1.275%, 90-day
Setup Fee	N/A – current client
Wire Transfer Fee	$18
Electronic Fund Transfer (ACH)	$3
Check Fee	$5
Fuel Card	N/A
Special Considerations	Contract "effective date" (per Second Amendment) to remain September 11, 2019 with renewal date of September 11, 2020; automatic annual renewal thereafter; as in accordance with Factoring and Security Agreement ("Agreement").

Initial: [signature] Date: January 27, 2021